UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6511

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)

Morgan Creek - Exos SPAC Originated ETF
(SPXZ)

ANNUAL REPORT

December 31, 2021

Morgan Creek - Exos SPAC Originated ETF

Table of Contents

Shareholder Letter (Unaudited)	2
Shareholder Expense Example (Unaudited)	4
Performance Overview (Unaudited)	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Board of Trustees and Officers (Unaudited)	22
Supplemental Information (Unaudited)	24
Privacy Policy (Unaudited)	25

Morgan Creek - Exos SPAC Originated ETF

Shareholder Letter

December 31, 2021 (Unaudited)

The Morgan Creek-Exos SPAC Originated ETF (“Fund”) seeks to provide capital appreciation to investors via a liquid and transparent vehicle that provides broad exposure to a cross-section of the 50 largest pre- combination special purpose acquisition companies (“SPACs”) with market cap of at least $100 million and the 50 largest post-combination SPACs with market cap of at least $500 million by market capitalization. The Fund is benchmarked against the Morningstar U.S. Market Index (“the Benchmark Index”), which differs from the Fund in that it represents a broader and more diversified portfolio of U.S. equities. Additionally, it is passively managed while the Fund is actively managed.

The Fund seeks to deliver access to potential “Companies of the Future.” For issuers, use of a SPAC vehicle can provide certain advantages over the traditional initial public offering route. For investors, SPACs have the ability to serve as a proxy for late-stage venture capital (“VC”). We think this point is even more salient, when we consider the idea that late-stage VC is an asset class that should be included in every investor’s portfolio; but is currently only available to the accredited investor class. In part, due to the success of late-stage VC, it has provided more promising companies the ability to stay private for longer, and the accessibility to capital without the associated regulatory hurdles and expenses incurred with traditional public offerings.

For the 11-month period ended on December 31, 2021 (the “reporting period”), the Fund decreased -36.08%, while the Benchmark Index increased 21.82%. The Fund had a net asset value of $25.00 per share on January 25, 2021, and ended the reporting period with a net asset value of $15.90 per share on December 31, 2021.

Over the reporting period, we observed that SPAC new issuances achieved an all-time high, with $162.5 billion raised across 613 IPOs1 .
Relative to 2020, we observed an increase of 94.8% in the number of new vehicles that completed an IPO, and an increase of 147.2% in the amount of proceeds raised. During the reporting period, we observed 199 completed deSPAC2 transactions, which represented an average Total Enterprise Value / SPAC IPO size (“TEV/IPO”)3 multiple of 7.02x. When compared to 2020, we observed 64 completed deSPACs with an average TEV/IPO multiple of 4.95x. Ultimately, we believe the Fund’s predisposition to larger market capitalization companies detracted from performance as valuation multiples compressed over the back half of the year given rising inflation and the associated expectations of an advancing rate environment.

Returns are average annualized total returns, except those for periods of less than one year, which are cumulative.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to most recent month end please call (855) 857-2677.

Shares are bought and sold at market price not net asset value (NAV). Market price returns are based upon the closing composite market price and do not represent the returns you would receive if you traded shares at other times.

Short term performance, in particular is not a good indication of future performance and an investment should not be made based solely on returns.

Carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and additional information can be found in the Fund’s prospectus and summary prospectus, which may be obtained by calling (855) 857-2677. Read the prospectus carefully before investing.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Past performance is no guarantee of future results.

[1]	Based upon data from “SPACs” page at www.SPACresearch.com as of 1/31/2022.

[2]	A de-SPAC transaction is a company merger between a Special Purchase Acquisition Company (SPAC), the buying entity, and a target private business.

[3]

Calculated as the quotient of Total Enterprise Value and IPO proceeds from the SPAC vehicle, includes exercise of over-allotment, as applicable. Total Enterprise Value can be calculated by summing market capitalization, interest-bearing debt, and preferred stock and then subtracting cash.

Morgan Creek - Exos SPAC Originated ETF

Shareholder Letter

December 31, 2021 (Unaudited) (Continued)

The Fund invests in equity securities and warrants of SPACs. Pre-combination SPACs have no operating history or ongoing business other than seeking Combinations, and the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable Combination. There is no guarantee that the SPACs in which the Fund invests will complete a Combination or that any Combination that is completed will be profitable. Unless and until a Combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial Combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a Combination even though a majority of its public stockholders do not support such a Combination. Some SPACs may pursue Combinations only within certain industries or regions, which may increase the volatility of their prices.

The Fund invests in companies resulting from a combination of a SPAC and a privately held operating company. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. Post-Combination SPACs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with a potential Combination with a Post-Combination SPAC prior to inclusion in the portfolio. The price of stocks included in the portfolio may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. Post-Combination SPACs may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a Post- Combination SPAC are typically a small percentage of the market capitalization. The ownership of many Post-Combination SPACs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a Combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a great degree than if the Fund held a more diversified portfolio. The fund is new and has a limited operating history.

Markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) pandemic and related public health issues. As a result, the risk environment remains elevated.

“Pre-Combination” SPACs are SPACs that are either seeking a target for a Combination or have not yet completed a Combination with an identified target

“Post-Combination” SPACs are operating companies that have completed a Combination with a SPAC within the last three calendar years.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Morgan Creek - Exos SPAC Originated ETF (SPXZ) is advised by Morgan Creek Capital Management, LLC, sub-advised by Exos Asset Management, LLC, and distributed by Foreside Fund Services, LLC.

Morgan Creek - Exos SPAC Originated ETF

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (July 1, 2021 to December 31, 2021).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/21	Annualized Expense Ratios	Expenses Paid During the Period(1)
Morgan Creek - Exos SPAC Originated ETF
Actual	$ 1,000.00	$ 764.20	1.00%	$ 4.45
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.16	1.00%	$ 5.09

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 184/365 (to reflect the six-month period).

Morgan Creek - Exos SPAC Originated ETF

Performance Overview

December 31, 2021 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2021)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2021
Total Returns	Since Commencement[1]
Morgan Creek – Exos SPAC Originated ETF—NAV	(36.08)%
Morgan Creek – Exos SPAC Originated ETF—Market	(36.31)%
Morningstar U.S. Market Index	21.82%

[1]	The Fund commenced operations on January 25, 2021.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (855) 857-2677. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morningstar U.S. Market Index measures the performance of U.S. securities and targets 97% market capitalization coverage of the investable universe. It is a diversified broad market index.

Morgan Creek - Exos SPAC Originated ETF

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS — 98.4%
Aerospace/Defense — 3.1%
Joby Aviation, Inc. (a)(d)	21,197	$154,739
Rocket Lab USA, Inc. (a)(d)	12,044	147,900
Virgin Orbit Holdings, Inc. (a)	8,637	69,441
		372,080
Auto Manufacturers — 4.8%
Arrival SA (a)(b)	19,107	141,774
Fisker, Inc. (a)(d)	8,821	138,754
Lucid Group, Inc. (a)(d)	3,630	138,122
The Lion Electric Co. (a)(b)(d)	15,832	157,370
		576,020
Auto Parts & Equipment — 4.8%
Aurora Innovation, Inc. (a)(d)	11,460	129,040
Embark Technology, Inc. (a)(d)	19,322	167,715
Luminar Technologies, Inc. (a)	9,601	162,353
QuantumScape Corp. (a)	5,345	118,606
		577,714
Biotechnology — 3.2%
EQRx, Inc. (a)	8,658	59,048
Humacyte, Inc. (a)(d)	16,139	117,008
Roivant Sciences, Ltd. (a)(b)	20,824	209,905
		385,961

Building Materials — 1.3%
SmartRent, Inc. (a)	15,482	149,866

Chemicals — 0.9%
Danimer Scientific, Inc. (a)	12,079	102,913

Commercial Services — 4.7%
Bakkt Holdings, Inc. (a)	9,459	80,496
Payoneer Global, Inc. (a)	20,483	150,550
Paysafe, Ltd. (a)(b)	44,980	175,872
Vivint Smart Home, Inc. (a)	15,712	153,663
		560,581
Diversified Financial Services — 2.6%
Blue Owl Capital, Inc.	11,416	170,212
SoFi Technologies, Inc. (a)	8,802	139,160
		309,372
Electrical Components & Equipment — 1.1%
ChargePoint Holdings, Inc. (a)	6,868	130,835

Electronics — 1.4%
Mirion Technologies, Inc. (a)	15,605	163,384

Energy-Alternate Sources — 1.3%
STEM, Inc. (a)	8,214	155,820

Entertainment — 3.4%
DraftKings, Inc. - Class A (a)	4,900	134,603
Genius Sports, Ltd. (a)(b)	17,697	134,497
Rush Street Interactive, Inc. (a)	8,489	140,069
		409,169
Environmental Control — 1.1%
PureCycle Technologies, Inc. (a)(d)	13,420	128,429

Food — 1.5%
Utz Brands, Inc.	11,190	178,481

Healthcare-Products — 1.2%
Butterfly Network, Inc. (a)	22,051	147,521

Healthcare-Services — 3.2%
23andMe Holding Co. (a)	17,825	118,715
Cano Health, Inc. (a)	16,560	147,549
Ginkgo Bioworks Holdings, Inc. (a)(d)	13,600	113,016
		379,280
Internet — 3.8%
Grab Holdings, Ltd. - Class A (a)(b)	22,359	159,420
Nextdoor Holdings, Inc. (a)	17,871	141,002
Opendoor Technologies, Inc. (a)	10,229	149,446
		449,868

The accompanying notes are an integral part of the financial statements.

Morgan Creek - Exos SPAC Originated ETF

Schedule of Investments

December 31, 2021 (Continued)

	Shares	Value
Leisure Time — 1.2%
Virgin Galactic Holdings, Inc. (a)	10,330	$138,215

Machinery-Construction & Mining — 1.4%
Vertiv Holdings Co.	6,928	172,993

Metal Fabricate/Hardware — 2.9%
Hillman Solutions Corp. (a)	16,444	176,773
Janus International Group, Inc. (a)	13,260	166,015
		342,788
Mining — 1.6%
MP Materials Corp. (a)	4,331	196,714

Packaging & Containers — 1.4%
Ardagh Metal Packaging SA (a)(b)	18,426	166,387

Pre-Combination Special Purpose Acquisition Companies — 34.6%
AltC Acquisition Corp. - Class A (a)	8,910	87,764
Ares Acquisition Corp. - Class A (a)(b)	8,910	86,783
Austerlitz Acquisition Corp. I - Class A (a)(b)	8,726	84,729
Austerlitz Acquisition Corp. II - Class A (a)(b)	8,911	86,615
Bluescape Opportunities Acquisition Corp. - Class A (a)(b)	8,827	86,416
Bridgetown Holdings, Ltd. - Class A (a)(b)	8,848	86,887
CC Neuberger Principal Holdings II - Class A (a)(b)	8,826	87,377
Churchill Capital Corp. V - Class A (a)	8,789	86,484
Churchill Capital Corp. VI - Class A (a)	8,857	86,621
Churchill Capital Corp. VII - Class A (a)	8,934	87,821
Cohn Robbins Holdings Corp. - Class A (a)(b)	8,859	87,084
Compute Health Acquisition Corp. - Class A (a)	8,922	86,811
Conx Corp. - Class A (a)	8,868	87,084
E.Merge Technology Acquisition Corp. - Class A (a)	8,862	87,202
Elliott Opportunity II Corp. - Class A (a)(b)	8,988	87,813
Far Peak Acquisition Corp. - Class A (a)(b)	8,707	87,592
Fortress Value Acquisition Corp. IV - Class A (a)	8,970	87,458
FTAC Hera Acquisition Corp. - Class A (a)(b)	9,060	88,517
Gores Guggenheim, Inc. - Class A (a)	7,141	83,550
Gores Metropoulos II, Inc. - Class A (a)	8,760	87,337
Gores Technology Partners, Inc. - Class A (a)	7,926	78,547
Gores Technology Partners II, Inc. - Class A (a)	9,673	95,763
Health Assurance Acquisition Corp. - Class A (a)	8,775	85,732
Horizon Acquisition Corp. II - Class A (a)(b)	8,886	87,349
Independence Holdings Corp. - Class A (a)(b)	9,009	87,567
Jaws Mustang Acquisition Corp. - Class A (a)(b)	8,911	86,882
KKR Acquisition Holdings I Corp. - Class A (a)	9,004	87,699
Landcadia Holdings IV, Inc. - Class A (a)	8,850	86,199
Live Oak Crestview Climate Acquisition Corp. - Class A (a)	8,126	79,269
Longview Acquisition Corp. II - Class A (a)	8,610	84,722

M3-Brigade Acquisition II Corp. - Class A (a)	8,701	86,227
Motive Capital Corp. - Class A (a)(b)	8,852	87,104
MSD Acquisition Corp. - Class A (a)(b)	8,850	87,615
Mudrick Capital Acquisition Corp. II - Class A (a)	8,760	87,074
Pontem Corp. - Class A (a)(b)	9,123	89,406
Power & Digital Infrastructure Acquisition Corp. - Class A (a)	6,805	74,515
RedBall Acquisition Corp. - Class A (a)(b)	8,820	87,494
Simon Property Group Acquisition Holdings, Inc. - Class A (a)	8,968	87,348
Social Capital Hedosophia Holdings Corp. IV - Class A (a)(b)	8,419	86,042
Social Capital Hedosophia Holdings Corp. VI - Class A (a)(b)	8,334	84,923
Spartan Acquisition Corp. III - Class A (a)	8,745	86,313
Sports Entertainment Acquisition Corp. - Class A (a)	7,996	79,320
SVF Investment Corp. - Class A (a)(b)	8,909	89,447
Tishman Speyer Innovation Corp. II - Class A (a)	8,949	87,253
TPG Pace Beneficial Finance Corp. - Class A (a)(b)(d)	8,007	78,549
Trebia Acquisition Corp. - Class A (a)(b)	8,730	86,951
Vy Global Growth - Class A (a)(b)	8,848	86,799
Warburg Pincus Capital Corp. I - Class A (a)(b)	8,001	78,410
		4,128,464
Real Estate — 1.4%
WeWork, Inc. - Class A (a)(d)	19,595	168,517

Retail — 1.1%
Cazoo Group, Ltd. (a)(b)(d)	20,916	126,123

Software — 7.7%
Alight, Inc. - Class A (a)	16,740	180,959
CCC Intelligent Solutions Holdings, Inc. (a)	14,190	161,624
E2open Parent Holdings, Inc. (a)	14,310	161,131
ironSource, Ltd. - Class A (a)(b)(d)	18,586	143,856
Matterport, Inc. (a)(d)	6,750	139,320
Skillz, Inc. (a)(d)	17,321	128,868
		915,758
Telecommunications — 1.7%
Cyxtera Technologies, Inc. (a)(d)	16,261	205,051
TOTAL COMMON STOCKS (Cost $15,796,741)		11,738,304

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 18.5%
First American Government Obligations Fund, Class X, 0.03% (e)	2,212,634	2,212,634
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,212,634)		2,212,634

The accompanying notes are an integral part of the financial statements.

Morgan Creek - Exos SPAC Originated ETF

Schedule of Investments

December 31, 2021 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS — 0.8%
U.S. Treasury Bills — 0.8%
0.10%, 6/09/2022 (c)	15,000	$14,993
0.16%, 6/23/2022 (c)	78,000	77,940
TOTAL SHORT-TERM INVESTMENTS (Cost $92,954)		92,933

Total Investments (Cost $18,102,329) — 117.7%		14,043,871
Other assets and liabilities, net - (17.7)%		(2,116,112)
TOTAL NET ASSETS — 100.0%		$11,927,759

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	The rate shown is the effective yield as of December 31, 2021.

(d)	All or a portion of this security is on loan as of December 31, 2021. The market value of securities out on loan is $2,102,473.

(e)	The rate shown is the seven-day yield at period end.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Morgan Creek - Exos SPAC Originated ETF

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments, at value (Cost $18,102,329)(1)	$14,043,871
Cash	100,457
Dividends receivable	705
Receivable for investment securities sold	781,799
Securities lending income receivable	21,104
Total assets	14,947,936

Liabilities
Payable for collateral on securities loaned (Note 7)	2,212,634
Payable to Adviser	12,425
Payable for Fund shares redeemed	795,118
Total liabilities	3,020,177
Net Assets	$11,927,759

Net Assets Consists of:
Paid-in capital	$24,333,213
Total distributable earnings (accumulated losses)	(12,405,454)
Net Assets	$11,927,759

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	750,000
Net Asset Value, redemption price and offering price per share	$15.90

(1) Includes loaned securities with a value of:	$2,102,473

The accompanying notes are an integral part of the financial statements.

Morgan Creek - Exos SPAC Originated ETF

Statement of Operations

For the Period Ended December 31, 2021(1)

Investment Income
Dividend income	$26,996
Interest income	113
Securities lending income	129,222
Total investment income	156,331

Expenses
Investment advisory fees	223,090
Total expenses	223,090
Net investment income (loss)	(66,759)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(9,650,680)
Net change in unrealized appreciation/depreciation on investments	(4,058,458)
Net realized and unrealized gain (loss) on investments	(13,709,138)
Net increase (decrease) in net assets from operations	$(13,775,897)

(1)	The Fund commenced operations on January 25, 2021.

The accompanying notes are an integral part of the financial statements.

Morgan Creek - Exos SPAC Originated ETF

Statement of Changes in Net Assets

For the Period Ended December 31, 2021(1)

From Operations
Net investment income (loss)	$(66,759)
Net realized gain (loss) on investments	(9,650,680)
Net change in unrealized appreciation/depreciation on investments	(4,058,458)
Net increase (decrease) in net assets resulting from operations	(13,775,897)

From Distributions
Distributable earnings	(64,671)
Total distributions	(64,671)

From Capital Share Transactions
Proceeds from shares sold	50,859,805
Cost of shares redeemed	(25,091,567)
Transaction fees (Note 4)	89
Net increase in net assets resulting from capital share transactions	25,768,327

Total Increase in Net Assets	11,927,759

Net Assets
Beginning of period	—
End of period	$11,927,759

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	2,025,000
Shares redeemed	(1,275,000)
Shares outstanding, end of period	750,000

(1)	The Fund commenced operations on January 25, 2021.

The accompanying notes are an integral part of the financial statements.

Morgan Creek - Exos SPAC Originated ETF

Financial Highlights

For a Share Outstanding Throughout the Period

Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Period	$25.00

Income (Loss) from investment operations:
Net investment income (loss)(2)	(0.06)
Net realized and unrealized gain (loss) on investments	(8.96)
Total from investment operations	(9.02)

Less distributions paid:
From net investment income	(0.08)
Total distributions paid	(0.08)

Net Asset Value, End of Period	$15.90

Total return, at NAV(3)(4)	(36.08)%
Total return, at Market(3)(4)	(36.31)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$11,928

Ratio of expenses to average net assets(5)	1.00%
Ratio of net investment income (loss) to average net assets(5)	(0.30)%
Portfolio turnover rate(4)(6)	165%

(1)	The Fund commenced investment operations on January 25, 2021.

(2)	Per share net investment income (loss) was calculated using average shares outstanding.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of the financial statements.

Morgan Creek - Exos SPAC Originated ETF

Notes to Financial Statements

December 31, 2021

1.	ORGANIZATION

Morgan Creek - Exos SPAC Originated ETF (the “Fund”) is a non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund’s objective is to seek capital appreciation. The Fund seeks to achieve that objective by investing primarily in U.S.-listed special purpose acquisition companies (“SPACs”) and in companies that have merged with or been acquired by a SPAC.

Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Morgan Creek Capital Management, LLC (“Morgan Creek” or “Adviser”), the Fund’s Investment Adviser and Exos Asset Management, LLC (“Exos or “Sub-Adviser”), the Fund’s Sub-Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available, the securities will be valued at fair value.

Morgan Creek - Exos SPAC Originated ETF

Notes to Financial Statements

December 31, 2021 (Continued)

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are generally valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2021, are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$11,652,105	$86,199	$—	$11,738,304
Short-Term Investments	—	92,933	—	92,933
Investments Purchased with Proceeds From Securities Lending	2,212,634	—	—	2,212,634
Total Investments - Assets	$13,864,739	$179,132	$—	$14,043,871

* See the Schedule of Investments for industry classifications.

Morgan Creek - Exos SPAC Originated ETF

Notes to Financial Statements

December 31, 2021 (Continued)

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with Fund’s understanding of the applicable tax rules and regulations. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, at least annually and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of December 31, 2021, the Fund’s most recent fiscal period end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund recognized no interest or penalties related to uncertain tax benefits in the 2021 fiscal period. At December 31, 2021, the Fund’s most recent fiscal period end, the tax periods from commencement of operations remained open to examination in the Fund’s major tax jurisdictions.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

Morgan Creek - Exos SPAC Originated ETF

Notes to Financial Statements

December 31, 2021 (Continued)

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Morgan Creek, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. Morgan Creek has agreed to pay all expenses of the Fund except the fee paid to Morgan Creek under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Exos, a Delaware limited liability company serves as the sub-adviser to the Fund. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. For its services, the Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which fee is calculated and paid monthly, at a rate of 50% of the Adviser’s net advisory fee, net of Fund expenses paid by the Adviser and expenses paid by the Adviser related to the statutory distributor.

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accounting agent of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A Creation Unit generally consists of 25,000 shares. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares

Morgan Creek - Exos SPAC Originated ETF

Notes to Financial Statements

December 31, 2021 (Continued)

generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased or redeemed by an investor on the applicable business day. The Creation Unit Transaction Fee charged by the Fund for each creation order is $250.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction imposed for (i) creations effected outside the Clearing Process and (ii) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase or redeem the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statement of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain
Period ended December 31, 2021	$64,671	$—

(1)	Ordinary income includes short-term capital gains.

Morgan Creek - Exos SPAC Originated ETF

Notes to Financial Statements

December 31, 2021 (Continued)

At December 31, 2021, the Fund’s most recent fiscal period end, the components of distributable earnings (accumulated losses) and the cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year for the Fund was as follows:

Federal Tax Cost of Investments	$18,287,639
Gross Tax Unrealized Appreciation	$373,002
Gross Tax Unrealized Depreciation	(4,616,770)
Net Tax Unrealized Appreciation (Depreciation)	(4,243,768)
Other Accumulated Gain (Loss)	(8,161,686)
Total Distributable Earnings / (Accumulated Losses)	$(12,405,454)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31 as well as certain specified ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year. At December 31, 2021, the Fund had capital losses remaining of $8,110,827, which will be carried forward indefinitely to offset future realized capital gains. At December 31, 2021, the Fund deferred, on a tax basis, late year ordinary losses of $34,654.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind. For the fiscal period ended December 31, 2021, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Total Distributable Earnings (Accumulated Losses)	Paid-In Capital
$ 1,435,114	$(1,435,114)

6.	INVESTMENT TRANSACTIONS

During the period ended December 31, 2021, the Fund realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statement of Operations is as follows:

Realized Gains	Realized Losses
$ 1,198,475	$ (2,339,085)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the period ended December 31, 2021, were as follows:

Purchases	Sales	Creations In-Kind	Redemptions In-Kind
$ 37,803,841	$ 37,357,790	$ 49,446,258	$ 24,445,920

Morgan Creek - Exos SPAC Originated ETF

Notes to Financial Statements

December 31, 2021 (Continued)

7. SECURITIES LENDING

The Fund may lend domestic and foreign securities in its portfolio to approved brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program effective July 9, 2021, which is administered by the Custodian. The securities lending agreement requires that loans are initially collateralized in an amount equal to at least 105% of the then current market value of any loaned securities that are foreign securities, or 102% of the then current market value of any other loaned securities. The custodian performs on a daily basis marking to market loaned securities and collateral. Each borrower is required, if necessary, to deliver additional collateral so that the total collateral held in the account for all loans of the Fund to the borrower will equal at least 100% of the market value of the loaned securities. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

The collateral invested in the Fund, if any, is reflected in the Fund’s Schedule of Investments and is included in the Statement of Assets and Liabilities in the line item labeled “Investments, at value.” A liability of equal value to the cash collateral received and subsequently invested in the Fund is included on the Statement of Assets and Liabilities as “Payable for collateral on securities loaned.” During the period ended December 31, 2021, the Fund loaned securities and received cash collateral for the loans, which was invested in the First American Government Obligations Fund, Class X. The Fund receives compensation in the form of loan fees owed by borrowers and income earned on collateral investments. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. Pursuant to the securities lending agreement between the Trust, on behalf of the Fund, and the Custodian, the Fund pays a fee to the Custodian, which is calculated daily and paid monthly, at a rate of 20% of the Fund’s aggregate net income. The net amount of interest earned, after the interest rebate and the allocation to the Custodian, is included in the Statement of Operations as “Securities lending income.” The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.

As of December 31, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan and Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
Morgan Creek – Exos SPAC Originated ETF	$2,102,473	$2,212,634

*

The cash collateral received was invested in the First American Government Obligations Fund, Class X, a money market fund subject to Rule 2a-7 under the 1940 Act with an overnight and continuous maturity, as shown on the Schedule of Investments.

8. PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Investment Risks.”

Morgan Creek - Exos SPAC Originated ETF

Notes to Financial Statements

December 31, 2021 (Continued)

9. SUBSEQUENT EVENTS

The Adviser launched the Morgan Creek - Exos Active SPAC Arbitrage ETF, which commenced operations on January 31, 2022. The Fund is an actively-managed ETF that pursues its investment objective to preserve capital and provide incremental total return by investing primarily in units made up of common stock, warrants and rights of U.S.-listed special purpose acquisition companies.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Morgan Creek - Exos SPAC Originated ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Creek-Exos SPAC Originated ETF and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Creek-Exos SPAC Originated ETF (the “Fund”), a series of Listed Funds Trust, as of December 31, 2021, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from January 25, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the audit in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2022

Morgan Creek - Exos SPAC Originated ETF

Board of Trustees and Officers

December 31, 2021 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-855-857-2677, or by visiting the Fund’s website at www.morgancreekcap.com.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Executive Director of Center for Financial Markets and Policy (since 2016); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (since 2015); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015).	45	Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Horizons ETF Trust I (2015-2019).
Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013).	45	Independent Trustee, Series Portfolios Trust (since 2015) (8 portfolios).
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008).	45	Independent Trustee, Frontier Funds, Inc. (since 2020) (7 portfolios).
Interested Trustee
Paul R. Fearday, CPA Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008).	45	None.

Morgan Creek - Exos SPAC Originated ETF

Board of Trustees and Officers

December 31, 2021 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).
Kacie M. Gronstal Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021).
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).
Alia Vasquez Year of birth: 1980	Assistant Secretary	Indefinite term, June 2021 (Resigned, effective January 26, 2022)

Vice President, U.S. Bancorp Fund Services, LLC (since 2017, and 2015 to 2016); Corporate Counsel, Johnson Outdoors (2017); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010 to 2015); Secretary, Series Portfolios Trust (2015 to 2017).

Steve Jensen Year of birth: 1957	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, February 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2011).

Morgan Creek - Exos SPAC Originated ETF

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-855-857-2677, or by visiting the Fund’s website at www.morgancreekcap.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-855-857-2677. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-855-857-2677 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.morgancreekcap.com.

TAX INFORMATION

For the fiscal period ended December 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Morgan Creek - Exos SPAC Originated ETF	11.82%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2021 was as follows:

Morgan Creek - Exos SPAC Originated ETF	11.83%

For the fiscal period ended December 31, 2021, the Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Fund was as follows:

Morgan Creek - Exos SPAC Originated ETF	0.00%

Morgan Creek - Exos SPAC Originated ETF

Privacy Policy

(Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser:

Morgan Creek Capital Management, LLC
301 W. Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Investment Sub-Adviser:

Exos Asset Management, LLC
1023 Esplanade
Pelham, NY 10803

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$15,500	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$3,000	N/A
All Other Fees	$0	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/9/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/9/2022

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	3/9/2022

*	Print the name and title of each signing officer under his or her signature.